UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C., 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date Of Report (Date Of Earliest Event Reported):  10/21/2009

Total Nutraceutical Solutions, Inc.

(Exact Name of Registrant as Specified in its Charter)

Commission File Number:  000-52864

NEVADA	26-0561199
(State or Other Jurisdiction of	(I.R.S. Employer
Incorporation or Organization)	Identification No.)

PO Box 910, Stevenson, WA 98648

(Address of Principal Executive Offices, Including Zip Code)

(509) 427-5132

(Registrant’s Telephone Number, Including Area Code)

____________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act(17CFR240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17CFR240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17CFR240.13e-4(c))

Items to be Included in this Report

Item 1.01.	Entry into a Material Definitive Agreement.

               On October 21, 2009, Total Nutraceutical Solutions, Inc. (TNS) entered into definitive consulting agreement relating to building brand awareness services to be rendered by Cartel Media Group.  The consulting agreement was arranged and undertaken by the officers of TNS.

Item 9.01.	Exhibits. Financial Statements and Exhibits

(c)	Exhibits

10.1	Form of Consulting Agreement entered into on October 21, 2009, by the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Total Nutraceutical Solutions, Inc.

(Registrant)

Dated:  October 23, 2009

By:

/s/  Marvin S. Hausman, M.D.

Marvin S. Hausman, M.D.

Chief Executive Officer